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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

            Date of Report (Date of earliest event) October 17, 2000


                      ASSOCIATES FIRST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                                         06-0876639
(State or other jurisdiction                           (I.R.S. Employer
     of incorporation)                               Identification Number)


                                     2-44197
                            (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (972) 652-4000


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Item 5. Other Events.

         Associates First Capital Corporation announced its third quarter earnings in a news release dated October 17, 2000. A copy of the news release, financial highlights and financial supplement is attached as an Exhibit hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

    20 - News release by Associates First Capital Corporation dated
         October 17, 2000 with supporting financial schedules.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ASSOCIATES FIRST CAPITAL CORPORATION



                                     By: /s/ DAVID J. KELLER
                                        ---------------------------------------
                                        Executive Vice President and Principal
                                        Accounting Officer

Date: October 17, 2000




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  20      News release by Associates First Capital Corporation dated October 17,
          2000 with supporting financial schedules.